EXHIBIT NO. P UNDER FORM N-1A
                                              EXHIBIT 24 UNDER ITEM 601 REG. S-K

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of NEWPOINT FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



SIGNATURES                                  TITLE                                         DATE
/S/JOHN F. DONAHUE                          Chairman                          January 10, 1997

----------------------------------------
John F. Donahue                              (Chief Executive Officer)

/S/EDWARD C. GONZALES                       President and Treasurer           January 10, 1997
----------------------------------------
Edward C. Gonzales                             (Principal Financial and
                                                Accounting Officer)

/S/J. CHRISTOPHER DONAHUE                   Executive Vice President          January 10, 1997
----------------------------------------
J. Christopher Donahue                      and Trustee

/S/THOMAS G. BIGLEY                         Trustee                           January 10, 1997

Thomas G. Bigley

/S/JOHN T. CONROY, JR.                      Trustee                           January 10, 1997
----------------------------------------
John T. Conroy, Jr.

/S/WILLIAM J. COPELAND                      Trustee                           January 10, 1997

William J. Copeland


SIGNATURES                                  TITLE                                         DATE

/S/LAWRENCE D. ELLIS, M.D.                  Trustee                           January 10, 1997
----------------------------------------
Lawrence D. Ellis, M.D.

/S/PETER E. MADDEN                          Trustee                           January 10, 1997

Peter E. Madden

/S/JOHN E. MURRAY, JR.                      Trustee                           January 10, 1997
----------------------------------------
John E. Murray, Jr.

/S/MARJORIE P. SMUTS                        Trustee                           January 10, 1997

Marjorie P. Smuts

Sworn to and subscribed before me this 10TH day of JANUARY, 1997

MARIE M. HAMM, NOTARY PUBLIC

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of NEWPOINT FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                                  TITLE         DATE

/S/JOHN S. WALSH                            Trustee       January 13, 1999

John S. Walsh

Sworn to and subscribed before me this 13TH day of JANUARY, 1999

CHERI S. GOOD, NOTARY PUBLIC

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of NEWPOINT FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                                  TITLE                     DATE

/S/JOHN F. CUNNINGHAM                       Trustee       January 13, 1999

John F. Cunningham

Sworn to and subscribed before me this 13TH day of JANUARY, 1999

CHERI S. GOOD, NOTARY PUBLIC

POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of NEWPOINT FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                                  TITLE                        DATE

/S/JOHN S. WALSH                            Trustee          January 13, 1999

John S. Walsh

Sworn to and subscribed before me this 13TH day of JANUARY, 1999

CHERI S. GOOD, NOTARY PUBLIC

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of NEWPOINT FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                                  TITLE                       DATE

/S/CHARLES F. MANSFIELD                     Trustee         January 13, 1999

CHARLES F. MANSFIELD

Sworn to and subscribed before me this 13TH day of JANUARY, 1999

CHERI S. GOOD, NOTARY PUBLIC